Exhibit 99.2

THE EVOLUTION OF PACWEST Investor Presentation January 26, 2023

Fourth Quarter 2022 | PACW | p. 2 PacWest Bancorp Overview Corporate overview Headquarters Los Angeles, CA Exchange/Listing NASDAQ: PACW Market capitalization $2.76B (1) Dividend yield 4.36% (2) Branch network 71 branches Financial highlights BALANCE SHEET CAPITAL Assets $ 41.2B Total RB (3) 13.61% Loans HFI $ 28.6B CET1 (3) 8.70% Deposits $33.9B Leverage (3) 8.61% NIB/Deposits 33% TCE (4) 5.13% National Lending office Venture Banking office Community Banking office (1) Calculated using common shares outstanding and closing stock price of $22.95 as of 12.31.22 . (2) Dividend yield calculated using closing stock price of $22.95 as of 12.31.22. (3) Preliminary estimate – subject to change. (4) See “Non - GAAP Measurements” on page 16. LOS ANGELES, CA DURHAM, NC CHEVY CHASE, MD CHICAGO, IL DENVER, CO NEW YORK, NY BOSTON, MA AUSTIN, TX CAMPBELL, CA MENLO PARK, CA SAN FRANCISCO, CA SAN DIEGO, CA

Fourth Quarter 2022 | PACW | p. 3 Key Investment Highlights Sharpened Strategic Focus • Strong focus on deposit - focused, r elationship - based community banking • Exiting non - core products and services • Operational efficiency initiatives underway to optimize expense structure Financial Performance • Robust historical return on equity • Strong pre - provision net revenue generation • High dividend yield at 4.36% Strong Risk Management • Consistent, conservative underwriting standards • Balanced exposure to varied industries • Strategic actions help to better position the company in the current environment Franchise Value • High quality deposit franchise with sophisticated treasury management services • Robust product set to support small, middle - market, and venture - backed businesses • Strong profitability across cycles Experienced Management Team • Leadership transition with Paul Taylor, President & CEO, and Kevin Thompson, CFO • Long - tenured, experienced team • Completion of over 30 acquisitions at PacWest

Fourth Quarter 2022 | PACW | p. 4 Recent Leadership Changes Previous Role New Role Paul Taylor President President & CEO Matt Wagner CEO Executive Chairman of the Board John Eggemeyer Chairman of the Board Lead Director Kevin Thompson Appointed new EVP, CFO as of 11.28.22 EVP, CFO

Fourth Quarter 2022 | PACW | p. 5 • Our mission is ONE TEAM working to maximize shareholder returns by exceeding customer expectations • Sharpen our business focus on relationship - based, community banking • Top quartile financial performance targets/goals • Return on average assets : 1.50% • Efficiency ratio: 45% • Nonperforming asset ratio: < 50bps • Top quartile EPS growth • DDA: 40% of total deposits • Build Capital to CET1 10%+ • Best in class customer service • High performance culture to attract, retain, and develop top talent • Maximize franchise value through improved profitability Our ONE TEAM Goals

Fourth Quarter 2022 | PACW | p. 6 • We have initiated a new strategic plan designed to maximize shareholder value by strengthening our community bank focus, exiting non - core products and services, and improving our operational efficiency. • The first steps in this process include: • We sold $1 billion of available - for - sale securities, resulting in a loss on sale of $49 million. Proceeds were used to pay down FHLB borrowings to improve the liquidity and capital position of the Bank going forward. • We recorded goodwill impairment of $29 million related to Civic as part of a strategy to restructure this lending subsidiary. These actions will result in an improvement in the profitability and risk profile of Civic. • We are slowing loan growth to preserve capital and strengthen our balance sheet, including winding down our operations in our Premium Finance and Multi - Family lending groups. • We are working to improve the overall operational efficiency of the Bank. PacWest Bancorp 4Q22 and Full Year Results 4Q22 EPS - $0.33 Full Year 2022 EPS - $3.37 Return on Average Assets 0.48 % Return on Average Assets 1.05% Efficiency Ratio 53% Efficiency Ratio 51% Nonperforming Asset Ratio 38bps Nonperforming Asset Ratio 38bps DDA 33% DDA 33% CET1 8.70% (1) CET1 8.70% (1) (1) Preliminary estimate – subject to change.

Fourth Quarter 2022 | PACW | p. 7 $35.0bn $33.2bn $34.0bn $34.2bn $33.9bn 0.08% 0.07% 0.18% 0.70% 1.37% 4Q21 1Q22 2Q22 3Q22 4Q22 Core and Total Deposits (1)(2) $22.9mm $24.4mm $26.5mm $27.7mm $28.6mm 1.19% 1.12% 1.07% 1.03% 1.02% 4.93% 4.66% 4.65% 5.12% 5.73% 4Q21 1Q22 2Q22 3Q22 4Q22 Loans (3) Balance Sheet Highlights (1) ■ Core Deposits ■ Non - core Deposits (2) ■ Line is quarterly cost of average total deposits (3) ■ Line is TE loan yield ■ Line is ACL as % of loans and leases Commercial RE 13% Multi - family 20% Investor - owned residential 10% Residential mortgage 10% Asset - based 7% Venture capital 2% Other commercial 4% Consumer 2% Construction 16% Lender finance 11% Equity funds 5% Loan Mix Noninterest - bearing demand 33% Interest checking 20% Money market 23% Savings 2% Wholesale non - maturity deposits 8% Retail time deposits 7% Brokered time deposits 7% Deposit Mix

Fourth Quarter 2022 | PACW | p. 8 ($ in millions) Production/ Disbursements Payoffs/ Paydowns Net Difference (3) Rate on Production (1) ($ in millions) Loans Beginning Balance (2) Loans Ending Balance (2) Net Loan Growth (3) 4Q22 3,207$ 2,187$ 1,020$ 7.55% 4Q22 27,660$ 28,609$ 949$ 3Q22 3,436 2,235 1,201 5.92% 3Q22 26,501 27,660 1,159 2Q22 4,687 2,530 2,157 4.61% 2Q22 24,352 26,501 2,149 1Q22 4,164 2,714 1,450 4.31% 1Q22 22,942 24,352 1,410 4Q21 5,290 2,845 2,445 3.89% 4Q21 20,511 22,942 2,431 $3,373 $2,575 $2,815 $1,758 $1,287 $1,917 $1,589 $1,872 $1,678 $1,920 $2,000 $1,449 $1,347 $978 $1,136 $845 $1,265 $1,183 $1,257 $1,051 $5,290 $4,164 $4,687 $3,436 $3,207 $2,845 $2,714 $2,530 $2,235 $2,187 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 4Q21 1Q22 2Q22 3Q22 4Q22 Avg. Rate on Production Millions Production Disbursements Payoffs Paydowns Rate on Production Loan and Lease P roduction of $ 1.3 billion in 4Q22 (1) The weighted average TE rate on production presents contractual rates and does not include amortized fees. Amortized fees add ed approximately 21 basis points to loan yields in 2022 and 38 basis points in 2021. (2) Net of deferred fees and costs. (3) “Net Loan Growth” equals “Net Difference” plus transfers to loans held for sale, transfers to foreclosed assets, charge - offs, loan sales and loans acquired through acquisitions.

Fourth Quarter 2022 | PACW | p. 9 - $6.0mm $0.0mm $10.0mm $3.0mm $10.0mm 4Q21 1Q22 2Q22 3Q22 4Q22 Provision for Credit Losses (3) $0.2mm $1.2mm ($1.3mm) $2.4mm $2.6mm - 0.01% - 0.02% 0.00% 0.01% 0.02% 0.00% 0.02% - 0.02% 0.03% 0.04% 4Q21 1Q22 2Q22 3Q22 4Q22 Net Charge - offs (Recoveries ) (2) Asset Quality $61.2mm $66.5mm $78.5mm $89.7mm $103.8mm $116.1mm $82.1mm $104.3mm $96.7mm $118.3mm 0.27% 0.27% 0.30% 0.32% 0.36% 0.51% 0.34% 0.39% 0.35% 0.41% 4Q21 1Q22 2Q22 3Q22 4Q22 Nonaccrual and Classified Loans and Leases (1) (1) ■ Nonaccrual ■ Classified ■ Nonaccrual as a % of total loans and leases ■ Classified as a % of total loans and lease (2) ■ Net charge - offs/(recoveries) for quarter ■ Trailing 12 months net C/O % ■ Net C/O as a % of average loans land leases (annualized) (3) Excludes $1.5mm provision for HTM securities in 2Q22 (4) ■ ALLL as % of loans and leases ■ ACL as % of loans and leases $273.6mm $272.5mm $283.8mm $284.4mm $291.8mm 1.19% 1.12% 1.07% 1.03% 1.02% 0.87% 0.81% 0.71% 0.68% 0.70% 4Q21 1Q22 2Q22 3Q22 4Q22 Allowance for Credit Losses (4)

Fourth Quarter 2022 | PACW | p. 10 Capital Base 4Q21 1Q22 2Q22 3Q22 4Q22 Common equity tier 1 (1) 8.86% 8.64% 8.24% 8.56% 8.70% Tier 1 risk - based capital (1) 9.32% 9.07% 10.15% 10.46% 10.60% Tier 1 leverage ratio (1) 6.84% 7.11% 8.52% 8.63% 8.61% Tangible common equity/tangible assets (2) 6.54% 5.83% 5.15% 4.85% 5.13% Tangible book value per share (2) $21.31 $18.42 $16.93 $16.11 $17.00 Capital change drivers 8.70% (1) 10.00% 4Q22 Goal CET1 10.60% (1) 12.00% 4Q22 Goal Tier 1 Risk - Based 1 4Q22 amounts are preliminary estimates – subject to change. 2 See “Non - GAAP Measurements” on page 16.

Fourth Quarter 2022 | PACW | p. 11 $13,404 $12,050 $10,171 $10,272 $9,695 $614 $534 $561 $603 $677 4Q21 1Q22 2Q22 3Q22 4Q22 Deposits Loans Venture Banking $2,052 $1,904 $1,894 $1,922 $1,601 $1,707 $1,543 $1,618 $1,398 $1,356 4Q21 1Q22 2Q22 3Q22 4Q22 Deposits Loans Equity Funds Group Venture Banking Business Deposits $11.0bn $13.6bn $14.6bn $15.3bn $15.5bn $14.0bn $12.1bn $12.2bn $11.3bn 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 • Strong presence in vibrant industry focused on deposits • Roughly $11B of Deposits and $2B of Loans • Current market conditions remain challenging given the slowdown in VC investments and lack of capital market activity pressuring deposit levels • Transaction activity further impacted in Q4 by the FTX situation, but VCs still have sizeable dry powder • In 2022, US VC deal value was down 31% vs . 2021, however it was up 39% from 2020 (1) (1) Source: 4Q22 Pitchbook - NVCA Venture Monitor

Fourth Quarter 2022 | PACW | p. 12 2023 - Economic Challenges Ahead • Stubborn Inflation • Rapidly Increasing Interest Rates • Slowing Economy • Quantitative Tightening • Supply Chain Issues

Fourth Quarter 2022 | PACW | p. 13 Appendix

Fourth Quarter 2022 | PACW | p. 14 Condensed Quarterly Income S tatements $ in millions Except per share amounts 4Q22 3Q22 Key Drivers Interest Income $ 473,023 $ 410,044 Higher average balances of loans/leases and higher rates Interest Expense 150,084 74,863 Higher market rates and higher average balances on wholesale deposits and borrowings Net Interest Income 322,939 335,181 Provision for Credit Losses 10,000 3,000 Increase due to net loan growth in portfolios with a higher loss rate and a slight increase in special mention and classified loans Noninterest (Loss) Income (18,956) 38,619 $49mm loss on sale of securities Total Operating Expense 197,832 195,618 Increase primarily due to $5.7mm of acquisition, integration and reorganization costs (related to early retirement benefits and severance expense) Goodwill Impairment 29,000 - Impairment at Civic operating subsidiary Earnings Before Income Taxes 67,151 175,192 Income Taxes 17,642 43,566 Effective tax rate of 26.3% vs. 24.9% Net Earnings 49,509 131,616 Preferred Stock Dividends 9,947 9,393 Net Earnings Available to Common Stockholders $ 39,562 $ 122,224 EPS $ 0.33 $ 1.02

Fourth Quarter 2022 | PACW | p. 15 Condensed Quarterly Balance Sheets $ in millions 4Q22 3Q22 Key Drivers Cash and Cash equivalents $ 2,240 $ 2,461 Investment securities 7,147 8,193 Decrease due to sale of $1.0bn of AFS securities in Q4 Loans held for sale 65 16 Loans and leases, net of deferred fees 28,609 27,660 Allowance for loan and lease s losses (201) (189) Loans and leases, net 28,408 27,471 Increase primarily due to increase in Civic portfolio balance Equipment leased to others under operating leases 404 339 Premises and equipment, net 54 51 Foreclosed assets, net 5 3 Goodwill 1,377 1,406 Intangible assets, net 31 34 Other assets 1,497 1,433 Total assets $ 41,229 $ 41,405 Noninterest - bearing deposits $ 11,212 $ 12,776 Decrease primarily in venture banking deposits Interest - bearing deposits 22,724 21,420 Increased use of wholesale deposits Total deposits 33,936 34,196 Borrowings 1,767 1,853 Subordinated debt 867 863 Accrued interest payable and other liabilities 711 605 Total liabilities 37,278 37,529 Stockholders’ equity 3,951 3,876 Total liabilities and stockholders’ equity $ 41,229 $ 41,405

Fourth Quarter 2022 | PACW | p. 16 ($ in thousands, except per share amounts) December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 Tangible Common Equity Ratio & Tangible Book Value Per Common Share Stockholders' equity 3,950,531$ 3,875,945$ 3,978,403$ 3,650,595$ 3,999,630$ Less: Preferred stock 498,516 498,516 498,516 - - Total common equity 3,452,015 3,377,429$ 3,479,887$ 3,650,595$ 3,999,630$ Less: Intangible assets 1,408,117 1,439,746 1,443,395 1,447,044 1,450,693 Tangible common equity 2,043,898$ 1,937,683$ 2,036,492$ 2,203,551$ 2,548,937$ Total assets 41,228,936$ 41,404,592$ 40,950,723$ 39,249,639$ 40,443,344$ Less: Intangible assets 1,408,117 1,439,746 1,443,395 1,447,044 1,450,693 Tangible assets 39,820,819$ 39,964,846$ 39,507,328$ 37,802,595$ 38,992,651$ Equity to assets ratio 9.58% 9.36% 9.72% 9.30% 9.89% Tangible common equity ratio (1) 5.13% 4.85% 5.15% 5.83% 6.54% Book value per common share 28.71$ 28.07$ 28.93$ 30.52$ 33.45$ Tangible book value per common share (2) 17.00$ 16.11$ 16.93$ 18.42$ 21.31$ Common shares outstanding 120,222,057 120,314,023 120,288,024 119,601,766 119,584,854 (1) Tangible common equity divided by tangible assets (2) Tangible common equity divided by common shares outstanding Non - GAAP Measurements The Company uses certain non - GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance. These non - GAAP financial measures should not be considered a substitute for financial measures presented in accordance with GAAP and may be different from non - GAAP financial measures used by other companies. The table below presents reconciliations of certain GAAP to non - GAAP financial measures:

Forward-Looking Statements

This communication contains certain forward-looking information about PacWest Bancorp ("PacWest") that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about future financial and operational results, expectations, or intentions are forward-looking statements. Such statements often use words such as "anticipates," "targets," "expects," "estimates," intends," "plans," "believes," "continue" and other similar expressions or future or conditional verbs such as "will," "may," "might," "should," "would" and "could." Such statements are based on information available at the time of the communication and are based on current beliefs and expectations of the PacWest's management and are subject to significant risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance, or achievements to differ materially from those expressed in them. Continued deterioration in general business, economic, and political conditions, geopolitical tensions, uncertainty in U.S. fiscal monetary policy, including the interest rate policies of the Federal Reserve Board, and volatility and disruptions in credit and capital markets could lead to a tightening of credit and an increase of credit losses, adversely affect PacWest's revenues and the values of our assets, including goodwill, and liabilities, and increase stock price volatility. The risks and impacts of the COVID-19 pandemic appear to have largely subsided, however, new variants may continue to impact key macro-economic indicators such as unemployment and GDP and may have a material impact on our business, financial position, and results of operations. In addition, PacWest's results could be adversely affected by changes in interest rates, inflation, and unemployment rates, our ability to attract deposits and other sources of funding and liquidity, deterioration in the credit quality of our loan portfolio or in the value of the collateral securing those loans, deterioration in the value of our investment securities, our ability to successfully execute on our digital and innovation initiatives, the effectiveness of our risk management framework and quantitative models, and legal and regulatory developments. Actual results may differ materially from those set forth or implied in the forward-looking statements due to a variety of factors, including the risk factors described in documents filed by PacWest with the U.S. Securities and Exchange Commission.

All forward-looking statements in this communication are based on information available at the time the statement is made. We are under no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Fourth Quarter 2022 | PACW | p. 17

PacWest Bancorp